Related-party transactions	12 Months Ended
Dec. 31, 2021
Related-party transactions
Related-party transactions

22.Related-party transactions

In March 2019, the Company entered into a shareholder loan ("Shareholder Loan") agreement, with Knilo InvestCo AB (f/k/a Goldcup 18085 AB), a subsidiary of our ultimate parent - Summa Equity AB, pursuant to which Knilo InvestCo AB extended a loan to the Company equal to approximately $38,486 thousand. There were no repayment terms for this loan and accrued interest, at the rate of 8% per annum, was capitalized annually on the last calendar day of each year. As of December 31, 2019 the outstanding balance on Shareholder Loan was approximately $41,102 thousand, of which $2,616 thousand was accrued interest. The amounts are classified as current interest-bearing loans and borrowings (Note 15). The Company could at any time without any premium or penalty, prepay any outstanding amount. Pursuant to the terms of the Shareholder Loan agreement, the outstanding amounts held by Knilo InvestCo AB converted to 6,763,245 shares of Class A common shares and 27,052,980 shares of preferred B-1 shares of the Company in May 2020. Interest expense recognized in 2020 prior to the conversion of the loan totaled $1,377 thousand. As per December 31, 2021 there are no outstanding loans to Knilo InvestCo AB.

There were no sales to or purchases from related parties during 2020 or 2021 outside of the transactions with directors disclosed below. No dividends were paid in 2019, 2020 or 2021.

Compensation of key management personnel of the Companies

	Successor			Predecessor
	For the year	For the year	From January 4,	From January 1,
	ended	ended	2019 through	2019 through
	December 31,	December 31,	December 31,	March 7,
	2021	2020	2019	2019
Wages and salaries	$2,732	$839	$1,216	$7,791
Share-based payments	96	—	—	—
Social security costs	876	179	—	—
Pension costs - defined contribution plans	303	90	42	—
	$4,007	$1,108	$1,258	$7,791

A management investment program exists between Knilo InvestCo AB and management and employees in the Company, and its subsidiaries. Management and employees have acquired the shares at fair value.

Agreements with Our Executive Officers and Directors

In August 2019, the Company's subsidiary - Olink Proteomics AB entered into a consulting agreement (the “Consulting Agreement”), with Gustavo Salem, a member of our board, pursuant to which Olink Proteomics AB agreed to pay a base rate of $7.5 thousand per month. The base pay rates were subsequently amended to $6 thousand per month in April 2020. The Consulting Agreement expired on May 31, 2021. Olink Proteomics AB paid $78 thousand for the year ended December 31, 2020, and $59 thousand for the period ended December 31, 2019. No payment has been made during 2021 pursuant to this Consulting Agreement. Other board members were paid approximately $9 thousand dollars pursuant to consulting arrangements in 2020. For their services on the board of directors, board members collectively received renumeration of $110 thousand during the year ended December 31, 2020 and $408 thousand during 2021.

Management Service Agreements

In March 2019, Summa Equity AB entered into a management service agreement (the "Summa MSA"), with the Company's subsidiary - Knilo BidCo AB (f/k/a Goldcup 18087 AB), pursuant to which Knilo BidCo AB engaged Summa Equity AB for services related to the management and business operations of Knilo BidCo AB. During the years ended December 31, 2020 and December 31, 2019, Knilo BidCo AB made payments to Summa Equity AB of $37 thousand and $166 thousand respectively, in connection with the Summa MSA. The Summa MSA was terminated in connection with our initial public offering, upon which we paid Summa Equity AB a lump sum amount equal to approximately $2.4 million.